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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                October 12, 1998



                            AVONDALE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)



   DELAWARE                   0-24566              36-3895923
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(State or other         (Commission File No.)    (IRS Employer
 jurisdiction of                                  Identification
 incorporation)                                       Number)



20 NORTH CLARK STREET, CHICAGO, ILLINOIS                 60602
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(Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (312) 782-6200
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                                      N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On October 12, 1998 Avondale Financial Corp. ("Avondale") and Coal City Corporation ("Coal City") entered into an Agreement and Plan of Merger (including related stock option agreements) which, together with all exhibits thereto, is included as Exhibit 2 hereto and incorporated by reference herein.

     A copy of the joint press release announcing execution of the Agreement and Plan of Merger is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     A copy of Avondale's press release announcing a loss in the third quarter of 1998 is attached hereto as Exhibit 99.2 and incorporated by reference herein.

     Additional information on Coal City in the form of an offering memorandum with respect to certain floating rate capital securities is attached hereto as
Exhibit 99.3 and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits

    (c)   Exhibits

    2     Agreement and Plan of Merger, dated as of October 12,
          1998, by and between Avondale Financial Corp. and Coal
          City Corporation.

    99.1  Joint Press Release of Avondale and Coal City, dated
          October 13, 1998.

    99.2  Press Release of Avondale dated October 13, 1998.

    99.3  Offering Memorandum with respect to Coal City Capital
          Trust I Floating Rate Capital Securities.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 AVONDALE FINANCIAL CORP.


Date: October 12, 1998                           By: /s/ ROBERT S. ENGELMAN, JR.
                                                     ---------------------------
                                                     Robert S. Engelman, Jr.
                                                     President and Chief
                                                      Executive Officer

                    EXHIBIT INDEX

EXHIBIT
NUMBER                      DESCRIPTION
-------                     -----------
2 Agreement and Plan of Merger, dated as of October 12, 1998, by and between Avondale Financial Corp.
             and Coal City Corporation.

99.1 Joint Press Release of Avondale and Coal City, dated October 13, 1998.

99.2         Press Release of Avondale dated October 13, 1998.

99.3         Offering Memorandum with respect to Coal City
             Capital Trust I Floating Rate Capital Securities.